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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 16, 1999


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of November 10, 1999, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-2).


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


          New York                    333-81595                 13-3728743
(State or other jurisdiction of     (Commission               (IRS Employer
        incorporation)              File Number)          Identification Number)



          270 Park Avenue
         New York, New York                           10017-2070
 (Address of principal executive offices)             (Zip Code)

                                 (212) 834-5723
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

        Filing of Computational Materials

         In connection with the offering of the Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-2, Chase Securities Inc. ("CSI"), as an underwriter, has prepared certain materials (the "CSI Computational Materials") for distribution to its potential investors. Although Chase Commercial Mortgage Securities Corp. (the "Company") provided CSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSI Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSI Computational Materials, which are listed as Exhibit 99.1 hereto are being filed in paper format on Form SE dated November 16, 1999 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 1999-2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements: Not applicable.

  (b)    Pro Forma Financial Information: Not applicable.

  (c)    Exhibits


     EXHIBIT NO.                 DOCUMENT
     -----------                 --------
        99.1            CSI Computational Materials filed on Form SE dated
                        November 16, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE COMMERCIAL MORTGAGE
                                              SECURITIES CORP.


                                              By: /s/ Geoffrey Souter
                                                  ----------------------------
                                              Name: Geoffrey Souter
                                              Title: Assistant Vice President


Dated: November 16, 1999

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                                  EXHIBIT INDEX





EXHIBIT NO.                                 DOCUMENT                      PAGE
-----------                                 --------                      ----

   99.1       CSI Computational Materials filed on Form SE dated           6
              November 16, 1999.


                                  EXHIBIT 99.1

      CSI Computational Materials filed on Form SE dated November 16, 1999.


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